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                                                                    EXHIBIT 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Computer Horizons Corp. (the "COMPANY") for the quarterly period ended June 30, 2002 (the "PERIODIC REPORT"), I, William J. Murphy, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the Periodic Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


  Date: August 14, 2002                              /s/ William J. Murphy
        ---------------                              ---------------------
                                                     William J. Murphy
                                                     Chief Financial Officer

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